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                    METLIFE INVESTORS USA INSURANCE COMPANY
                   METLIFE INVESTORS USA SEPARATE ACCOUNT A

                      SUPPLEMENT DATED NOVEMBER 13, 2006
                       TO PROSPECTUSES DATED MAY 1, 2006

This supplement describes: I. the Lifetime Withdrawal Guarantee, a new version of the Guaranteed Withdrawal Benefit; II. for contracts issued on and after November 13, 2006, information concerning required annuitization and a Guaranteed Withdrawal Benefit rider; III. an administrative enhancement to the Optional Reset feature of the Guaranteed Minimum Income Benefit Plus ("GMIB Plus"); IV. a clarifying change to one of the termination provisions under the Guaranteed Minimum Income Benefit - I ("GMIB I"); and V. a change in the parent company of MetLife Investors USA Insurance Company. A Guaranteed Withdrawal Benefit rider or the GMIB Plus rider may be added by rider in states where approved to Series XC variable annuity contracts issued by MetLife Investors USA Insurance Company ("MetLife Investors USA," "we," "us," or "our"). This supplement provides information in addition to that contained in the prospectus dated May 1, 2006 for the contract. It should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 343-8496 to request a free copy.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

I.  LIFETIME WITHDRAWAL GUARANTEE

1.  FEE TABLES AND EXAMPLES

In the "Periodic Fees and Expenses Table" in the "FEE TABLES AND EXAMPLES" section of the prospectus, change the heading "Guaranteed Withdrawal Benefit and Enhanced Guaranteed Withdrawal Benefit Rider Charge" to "Guaranteed Withdrawal Benefit, Enhanced Guaranteed Withdrawal Benefit and Lifetime Withdrawal Guarantee Rider Charge" and add the following:

             Lifetime Withdrawal        0.50% of the Total
             Guarantee (Single Life     Guaranteed Withdrawal
             version) Prior to          Amount (Note 5)
             Automatic Annual Step-Up

             Lifetime Withdrawal        0.95% of the Total
             Guarantee (Single Life     Guaranteed Withdrawal
             version) Upon Automatic    Amount (Note 5)
             Annual Step-Up (maximum)

             Lifetime Withdrawal        0.70% of the Total
             Guarantee (Joint Life      Guaranteed Withdrawal
             version) Prior to          Amount (Note 5)
             Automatic Annual Step-Up

             Lifetime Withdrawal        1.40% of the Total
             Guarantee (Joint Life      Guaranteed Withdrawal
             version) Upon Automatic    Amount (Note 5)
             Annual Step-Up (maximum)

Note 5. See "Living Benefits -- Guaranteed Withdrawal Benefit" for a definition of the term Total Guaranteed Withdrawal Amount.

2.  THE ANNUITY CONTRACT

In "THE ANNUITY CONTRACT" section of the prospectus, replace the last sentence of the fourth paragraph with the following:

   Furthermore, prior to its termination, the Guaranteed Principal Option of the Guaranteed Minimum Income Benefit Plus rider offers the option, after a 10-year waiting period, to increase your account value to your initial purchase payment, less reductions for any withdrawals (see "Annuity Payments (The Income Phase) -- Guaranteed Minimum Income Benefit"), and, prior to its termination, the Lifetime Withdrawal Guarantee rider offers the option, after a 15-year waiting period, to cancel the rider and increase your account value to your initial purchase payment, less reductions for any withdrawals (see "Living Benefits -- Guaranteed Withdrawal Benefit").

                                                                    SUPPMLXCLWG

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3.  PURCHASE

In the "Allocation of Purchase Payments" section of the "PURCHASE" section of the prospectus, add the following after the fourth paragraph:

   If you choose the Lifetime Withdrawal Guarantee rider, we will require you to allocate your purchase payments and account value among the fixed account, the BlackRock Money Market Portfolio, and/or the MetLife Asset Allocation Program portfolios (you may participate in the EDCA program, subject to restrictions) until the rider terminates. The MetLife Aggressive Strategy Portfolio is not available for this purpose.

4.  INVESTMENT OPTIONS

In the "Transfers -- General" section of the "INVESTMENT OPTIONS" section of the prospectus, add the following after the seventh bullet point:

  . If you have elected to add the Lifetime Withdrawal Guarantee rider to your contract, you may only make transfers between certain investment portfolios. Please refer to the section "Living Benefits -- Description of the Lifetime Withdrawal Guarantee -- Investment Allocation Restrictions."

5.  EXPENSES

Replace the "Guaranteed Withdrawal Benefit -- Rider Charge" section of the "EXPENSES" section of the prospectus with the following:

 GUARANTEED WITHDRAWAL BENEFIT -- RIDER CHARGE

   We offer an optional Guaranteed Withdrawal Benefit ("GWB") that you can select when you purchase the contract. There are three different versions of the GWB under this contract (a maximum of two of which are available in your state): GWB I, Enhanced GWB, and Lifetime Withdrawal Guarantee. If you elect a GWB rider, a charge is deducted from your account value on each contract anniversary. The charge for the GWB I or Enhanced GWB rider is equal to 0.50% of the Guaranteed Withdrawal Amount (see "Living Benefits -- Guaranteed Withdrawal Benefit -- Description of Guaranteed Withdrawal Benefit I") on the applicable contract anniversary, prior to taking into account any Optional Reset occurring on such contract anniversary. The charge for the Lifetime Withdrawal Guarantee rider is equal to 0.50% (Single Life version) or 0.70% (Joint Life version) of the Total Guaranteed Withdrawal Amount (see "Living Benefits -- Guaranteed Withdrawal Benefit -- Description of Lifetime Withdrawal Guarantee") on the applicable contract anniversary, prior to taking into account any Automatic Annual Step-Up occurring on such contract anniversary.

   The GWB rider charge is deducted from your account value pro rata from each investment portfolio, the fixed account and the Enhanced Dollar Cost Averaging ("EDCA") account in the ratio each portfolio/account bears to your total account value. We take amounts from the investment options that are part of the Separate Account by canceling accumulation units from the Separate Account. If you make a full withdrawal (surrender) of your account value, you apply your account value to an annuity option, there is a change in owners, joint owners or annuitants (if the owner is a non-natural person), or the contract terminates (except for a termination due to death), a pro rata portion of the rider charge will be assessed based on the number of full months from the last contract anniversary to the date of the change. If the Enhanced GWB or Lifetime Withdrawal Guarantee rider is cancelled following an eligible contract anniversary pursuant to the cancellation provisions of each rider, a pro rata portion of the rider charge will not be assessed based on the period from the contract anniversary to the date the cancellation takes effect.

   If you elect an Optional Reset on the 5th contract anniversary under the GWB I rider or on the 3rd contract anniversary under the Enhanced GWB rider, or thereafter as permitted, we may increase the rider charge to the GWB I/Enhanced GWB rider charge applicable to current contract purchases at the time of the reset, but no more than a maximum of 0.95% of the Guaranteed Withdrawal Amount. If an Automatic Annual Step-Up occurs under the Lifetime Withdrawal Guarantee, we may increase the rider charge to the Lifetime Withdrawal Guarantee charge applicable to current contract purchases at the time of the step-up, but to no more than a maximum of 0.95% (Single Life version) or 1.40% (Joint Life version) of the Total Guaranteed Withdrawal Amount.


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   If the GWB I rider is in effect, the rider charge will continue even if your
   Benefit Base equals zero. If the Enhanced GWB rider is in effect, the rider charge will not continue if your Benefit Base equals zero. If the Lifetime Withdrawal Guarantee rider is in effect, the rider charge will continue if your Remaining Guaranteed Withdrawal Amount equals zero.

6.  LIVING BENEFITS

In the "Guaranteed Withdrawal Benefit" section of the "LIVING BENEFITS" section of the prospectus, replace all of the text up to the heading "Description of Guaranteed Withdrawal Benefit I" with the following:

 GUARANTEED WITHDRAWAL BENEFIT

   We offer an optional Guaranteed Withdrawal Benefit ("GWB") for an additional charge. There are three versions of the GWB under this contract:

     .   Guaranteed Withdrawal Benefit I ("GWB I")

     .   Enhanced Guaranteed Withdrawal Benefit ("Enhanced GWB")

     .   Lifetime Withdrawal Guarantee

If you purchase the GWB, you must elect one version at the time you purchase the contract, prior to age 86. A MAXIMUM OF TWO VERSIONS OF THE GWB ARE OFFERED IN ANY PARTICULAR STATE. All three versions of the GWB are described below; however, GWB I is only offered in states where Enhanced GWB has not yet been approved. Please check with your registered representative regarding which version(s) are available in your state. You may not have this benefit and a GMIB or GMAB rider in effect at the same time. Once elected, the GWB rider may not be terminated except as stated below in the description of each version of the GWB.

Each version of the GWB rider guarantees that the entire amount of purchase payments you make will be returned to you through a series of withdrawals that you may begin taking immediately or at a later time, provided withdrawals in any contract year do not exceed the maximum amount allowed. This means that, regardless of negative investment performance, you can take specified annual withdrawals until the entire amount of the purchase payments you made has been returned to you. Moreover, if you make your first withdrawal on or after the date you reach age 59/ 1//2, the Lifetime Withdrawal Guarantee rider guarantees income for your life (and the life of your spouse, if the Joint Life version of the rider is elected), even after the entire amount of purchase payments has been returned. (See "Description of Lifetime Withdrawal Guarantee" below.)

THE GWB GUARANTEE MAY BE REDUCED IF YOUR ANNUAL WITHDRAWALS ARE GREATER THAN THE MAXIMUM AMOUNT ALLOWED, CALLED THE ANNUAL BENEFIT PAYMENT, WHICH IS DESCRIBED IN MORE DETAIL BELOW. The GWB does not establish or guarantee an account value or minimum return for any investment portfolio. The Benefit Base (as described below) under the GWB I and Enhanced GWB riders, and the Remaining Guaranteed Withdrawal Amount (as described below) under the Lifetime Withdrawal Guarantee rider, cannot be taken as a lump sum. (However, if you cancel the Lifetime Withdrawal Guarantee rider after a waiting period of at least fifteen years, the Guaranteed Principal Adjustment will increase your account value to the purchase payments credited within the first 120 days of the date that we issue the contract, reduced proportionately for any withdrawals. See "Description of Lifetime Withdrawal Guarantee -- Cancellation and Guaranteed Principal Adjustment" below.) Income taxes and penalties may apply to your withdrawals, and withdrawal charges may apply to withdrawals during the first contract year unless you take the necessary steps to elect to take such withdrawals under a Systematic Withdrawal Program. Withdrawal charges will also apply to withdrawals of purchase payments that exceed the free withdrawal amount. (See "Expenses -- Withdrawal Charge.")

IF IN ANY CONTRACT YEAR YOU TAKE CUMULATIVE WITHDRAWALS THAT EXCEED THE ANNUAL BENEFIT PAYMENT, THE TOTAL PAYMENTS THAT THE GWB GUARANTEES THAT YOU OR YOUR BENEFICIARY WILL RECEIVE FROM THE CONTRACT OVER TIME MAY BE LESS THAN THE INITIAL GUARANTEED WITHDRAWAL AMOUNT (TOTAL GUARANTEED WITHDRAWAL AMOUNT FOR LIFETIME WITHDRAWAL GUARANTEE). THIS REDUCTION MAY BE SIGNIFICANT AND MEANS THAT RETURN OF YOUR PREMIUM PAYMENTS MAY BE LOST. THE GWB RIDER CHARGE WILL CONTINUE TO BE DEDUCTED AND


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CALCULATED BASED ON THE GUARANTEED WITHDRAWAL AMOUNT (TOTAL GUARANTEED
WITHDRAWAL AMOUNT FOR LIFETIME WITHDRAWAL GUARANTEE) UNTIL TERMINATION OF THE CONTRACT.

     . IF THE GWB I OR ENHANCED GWB RIDER IS IN EFFECT, THE GUARANTEED WITHDRAWAL AMOUNT WILL NOT DECREASE DUE TO WITHDRAWALS.

     . IF THE LIFETIME WITHDRAWAL GUARANTEE RIDER IS IN EFFECT, THE TOTAL GUARANTEED WITHDRAWAL AMOUNT WILL NOT DECREASE DUE TO WITHDRAWALS THAT DO NOT EXCEED THE MAXIMUM AMOUNT ALLOWED IN ANY CONTRACT YEAR. WITHDRAWALS THAT EXCEED THE MAXIMUM AMOUNT ALLOWED IN ANY CONTRACT YEAR WILL DECREASE THE TOTAL GUARANTEED WITHDRAWAL AMOUNT.

IF THE GWB I OR LIFETIME WITHDRAWAL GUARANTEE RIDER IS IN EFFECT, WE WILL CONTINUE TO ASSESS THE GWB RIDER CHARGE EVEN IN THE CASE WHERE YOUR BENEFIT BASE (FOR GWB I), AS DESCRIBED BELOW, OR REMAINING GUARANTEED WITHDRAWAL AMOUNT (FOR LIFETIME WITHDRAWAL GUARANTEE), AS DESCRIBED BELOW, EQUALS ZERO. HOWEVER, IF THE ENHANCED GWB RIDER IS IN EFFECT, WE WILL NOT CONTINUE TO ASSESS THE GWB RIDER CHARGE IF YOUR BENEFIT BASE EQUALS ZERO.

For purposes of calculating the Guaranteed Withdrawal Amount (for GWB I or Enhanced GWB) or the Total Guaranteed Withdrawal Amount (for the Lifetime Withdrawal Guarantee), Purchase Payment Credits are not included.

The tax treatment of withdrawals under the GWB rider is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining Benefit Base (Remaining Guaranteed Withdrawal Amount under the Lifetime Withdrawal Guarantee) at the time of the withdrawal, if the Benefit Base (or Remaining Guaranteed Withdrawal Amount) is greater than the account value (prior to withdrawal charges, if applicable). This could result in a greater amount of taxable income reported under a withdrawal and conceivably a limited ability to recover any remaining basis if there is a loss on surrender of the contract. Consult your tax advisor prior to purchase.

Add the following after the "Description of the Enhanced Guaranteed Withdrawal Benefit" section of the "LIVING BENEFITS" section:

 DESCRIPTION OF THE LIFETIME WITHDRAWAL GUARANTEE

   In states where approved, we offer the Lifetime Withdrawal Guarantee rider. The Lifetime Withdrawal Guarantee rider is an optional rider that may be elected instead of the GWB I rider or Enhanced GWB rider. You should carefully consider which version of the GWB may be best for you. Here are some of the differences between the Lifetime Withdrawal Guarantee rider and the GWB I and Enhanced GWB riders:

     . Guaranteed Payments for Life. So long as you make your first withdrawal on or after the date you reach age 59 1/2, the Lifetime Withdrawal Guarantee rider guarantees that we will make payments to you over your lifetime (and the life of your spouse, if the Joint Life version of the rider is elected and your spouse elects to continue the contract and is at least age 59 1/2 at continuation), even after the entire amount of purchase payments has been returned.

     . Automatic Annual Step-Ups. In contrast to the GWB I rider, which offers an optional reset beginning with the 5th contract anniversary prior to the owner's 86th birthday, and the Enhanced GWB rider, which offers an optional reset beginning with the 3rd contract anniversary prior to the owner's 86th birthday, the Lifetime Withdrawal Guarantee provides automatic resets on each contract anniversary prior to the owner's 86th birthday (and offers the owner the ability to opt out of the resets).

     . Withdrawal Rates. The Lifetime Withdrawal Guarantee rider uses a 5% Withdrawal Rate to determine the Annual Benefit Payment. The GWB I and Enhanced GWB riders use a 7% Withdrawal Rate to determine the Annual Benefit Payment.

     . Cancellation. The Lifetime Withdrawal Guarantee rider also provides the ability to cancel the rider every five contract years for the first 15 contract years and annually thereafter. The Enhanced GWB


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        rider offers only one opportunity to cancel the rider (on the fifth contract anniversary), and the GWB I rider does not offer the ability to cancel the rider.

     . Investment Allocation Restrictions. If you elect the Lifetime Withdrawal Guarantee rider, you are limited to allocating your purchase payments and account value among the fixed account and certain investment portfolios (as described below).

     . The Lifetime Withdrawal Guarantee rider also offers favorable treatment of required minimum distribution withdrawals when compared to the GWB I rider.

In considering whether to purchase the Lifetime Withdrawal Guarantee rider, you must consider your desire for protection and the cost of the rider with the possibility had you not purchased the rider, your account value may be higher. In considering the benefit of the lifetime withdrawals, you should consider the impact of inflation. Even relatively low levels of inflation may have a significant effect on purchasing power. The Automatic Annual Step-Up, as described below, may provide protection against inflation, if and when there are strong investment returns. As with any GWB rider, the Lifetime Withdrawal Guarantee rider, however, does not assure that you will receive strong, let alone any, return on your investments.

TOTAL GUARANTEED WITHDRAWAL AMOUNT. The Total Guaranteed Withdrawal Amount is the minimum amount that you are guaranteed to receive over time while the Lifetime Withdrawal Guarantee rider is in effect. We assess the Lifetime Withdrawal Guarantee rider charge as a percentage of the Total Guaranteed Withdrawal Amount. The initial Total Guaranteed Withdrawal Amount is equal to your initial purchase payment. The Total Guaranteed Withdrawal Amount is increased (up to a maximum of $5,000,000) by additional purchase payments. Withdrawals that do not exceed the Annual Benefit Payment (see "Annual Benefit Payment" below) do not reduce the Total Guaranteed Withdrawal Amount. If, however, a withdrawal results in cumulative withdrawals for the current contract year that exceed the Annual Benefit Payment, the Total Guaranteed Withdrawal Amount will be reduced by an amount equal to the difference between the Total Guaranteed Withdrawal Amount after the withdrawal and the account value after the withdrawal (if such account value is lower than the Total Guaranteed Withdrawal Amount before the withdrawal).

5% COMPOUNDING INCOME AMOUNT. On each contract anniversary until the earlier of: (a) the date of the first withdrawal from the contract or (b) the tenth contract anniversary, the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount are each increased by an amount equal to 5% multiplied by the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $5,000,000). The Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount may also be increased by the Automatic Annual Step-Up, if that would result in a higher Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount.

REMAINING GUARANTEED WITHDRAWAL AMOUNT. The Remaining Guaranteed Withdrawal Amount is the remaining amount guaranteed to be received over time. The Remaining Guaranteed Withdrawal Amount is increased (up to a maximum of $5,000,000) by additional purchase payments, and decreased by the amount of each withdrawal (including any applicable withdrawal charges) regardless of whether or not the withdrawal exceeds the Annual Benefit Payment. The Remaining Guaranteed Withdrawal Amount is also increased by the 5% Compounding Income Amount, as described above. If a withdrawal results in cumulative withdrawals for the current contract year that exceed the Annual Benefit Payment, the Remaining Guaranteed Withdrawal Amount will also be reduced by an additional amount equal to the difference between the Remaining Guaranteed Withdrawal Amount after the withdrawal and the account value after the withdrawal (if such account value is lower than the Remaining Guaranteed Withdrawal Amount).

  . If you take your first withdrawal before the date you reach age 59 1/2, we will continue to pay the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted, even if your account value declines to zero.

  .   If you take your first withdrawal on or after the date you reach age
      59 1/2, we will continue to pay the Annual Benefit Payment each year for the rest of your life (and the life of your spouse, if you have elected


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     the Joint Life version of the Lifetime Withdrawal Guarantee rider), even if your Remaining Guaranteed Withdrawal Amount and/or account value declines to zero.

You should carefully consider when to begin taking withdrawals if you have elected the Lifetime Withdrawal Guarantee. If you begin taking withdrawals too soon, you may limit the value of the Lifetime Withdrawal Guarantee. For example, your Total Guaranteed Withdrawal Amount is no longer increased by the 5% Compounding Income Amount once you make your first withdrawal. If you delay taking withdrawals for too long, you may limit the number of years available for you to take withdrawals in the future (due to life expectancy) and you may be paying for a benefit you are not using.

At any time during the accumulation phase, you can elect to annuitize under current annuity rates in lieu of continuing the Lifetime Withdrawal Guarantee rider. When the annuitant attains age 95, your contract must be annuitized. Annuitization may provide higher income amounts and/or different tax treatment than the payments received under the Lifetime Withdrawal Guarantee rider. See "ANNUITIZATION" at the end of this supplement.

ANNUAL BENEFIT PAYMENT. The initial Annual Benefit Payment is equal to the Total Guaranteed Withdrawal Amount immediately prior to the first withdrawal multiplied by the 5% Withdrawal Rate. If the Total Guaranteed Withdrawal Amount is later recalculated (for example, because of additional purchase payments, the 5% Compounding Income Amount, the Automatic Annual Step-Up, or withdrawals greater than the Annual Benefit Payment), the Annual Benefit Payment is reset equal to the new Total Guaranteed Withdrawal Amount multiplied by the 5% Withdrawal Rate.

It is important that you carefully manage your annual withdrawals. To ensure that you retain the full guarantees of this rider, your annual withdrawals cannot exceed the Annual Benefit Payment each contract year. If a withdrawal charge does apply, the charge is not included in the amount withdrawn for the purpose of calculating whether annual withdrawals during a contract year exceed the Annual Benefit Payment. If a withdrawal from your contract does result in annual withdrawals during a contract year exceeding the Annual Benefit Payment, the Total Guaranteed Withdrawal Amount will be recalculated and the Annual Benefit Payment will be reduced to the new Total Guaranteed Withdrawal Amount multiplied by the 5% Withdrawal Rate. These reductions in the Total Guaranteed Withdrawal Amount and Annual Benefit Payment may be significant. You are still eligible to receive either lifetime payments or the remainder of the Remaining Guaranteed Withdrawal Amount so long as the excessive withdrawal did not cause your account value to drop to zero.

You can always take annual withdrawals less than the Annual Benefit Payment. However, if you choose to receive only a part of your Annual Benefit Payment in any given contract year, your Annual Benefit Payment is not cumulative and your Remaining Guaranteed Withdrawal Amount and Annual Benefit Payment will not increase. For example, since your Annual Benefit Payment is 5% of your Total Guaranteed Withdrawal Amount, you cannot withdraw 3% in one year and then withdraw 7% the next year without exceeding your Annual Benefit Payment in the second year.

AUTOMATIC ANNUAL STEP-UP. On each contract anniversary prior to the owner's 86th birthday, an Automatic Annual Step-Up will occur, provided that the account value exceeds the Total Guaranteed Withdrawal Amount immediately before the Step-Up (and provided that you have not chosen to decline the Step-Up as described below).

The Automatic Annual Step-Up will:

  . reset the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount to the account value on the date of the Step-Up, up to a maximum of $5,000,000.

  . reset the Annual Benefit Payment equal to 5% of the Total Guaranteed Withdrawal Amount after the Step-Up, and

  . reset the Lifetime Withdrawal Guarantee rider charge to the charge applicable to contract purchases at the time of the Step-Up, up to a maximum of 0.95% (Single Life version) or 1.40% (Joint Life version).

In the event that the charge applicable to contract purchases at the time of the Step-Up is higher than your current Lifetime Withdrawal Guarantee rider charge, you will be notified in writing a minimum of 30 days in advance of the applicable contract anniversary and be informed that you may choose to decline the Automatic Annual Step-Up. If you choose to decline the Automatic Annual Step-Up, you must notify us in accordance with our Administrative Procedures (currently we


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require you to submit your request in writing to our Annuity Service Center no less than seven calendar days prior to the applicable contract anniversary). Once you notify us of your decision to decline the Automatic Annual Step-Up, you will no longer be eligible for future Automatic Annual Step-Ups until you notify us in writing to our Annuity Service Center that you wish to reinstate the Step-Ups. This reinstatement will take effect at the next contract anniversary after we receive your request for reinstatement.

Please note that the Automatic Annual Step-Up may be of limited benefit if you intend to make purchase payments that would cause your account value to approach $5,000,000, since the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount cannot exceed $5,000,000.

REQUIRED MINIMUM DISTRIBUTIONS. For IRAs and other contracts subject to
Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2. These required distributions may be larger than your Annual Benefit Payment. After the first contract year, we will increase your Annual Benefit Payment to equal your required minimum distribution amount for that year, if such amounts are greater than your Annual Benefit Payment. YOU MUST BE ENROLLED IN THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM TO QUALIFY FOR THIS INCREASE IN THE ANNUAL BENEFIT PAYMENT. THE FREQUENCY OF YOUR WITHDRAWALS MUST BE ANNUAL. THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM IS BASED ON INFORMATION RELATING TO THIS CONTRACT ONLY. To enroll in the Automated Required Minimum Distribution program, please contact our Annuity Service Center.

INVESTMENT ALLOCATION RESTRICTIONS. If you elect the Lifetime Withdrawal Guarantee rider and while the rider is in effect, you are limited to allocating your purchase payments and transferring your account value among the fixed account and the following investment portfolios:

 (1)MetLife Defensive Strategy Portfolio

 (2)MetLife Moderate Strategy Portfolio

 (3)MetLife Balanced Strategy Portfolio

 (4)MetLife Growth Strategy Portfolio

 (5)BlackRock Money Market Portfolio

You may also elect to participate in the EDCA Program, provided that your destination investment portfolios are one or more of the above listed investment portfolios you have chosen.

JOINT LIFE VERSION. A Joint Life version of the Lifetime Withdrawal Guarantee rider is available for a charge of 0.70% (which may increase upon an Automatic Annual Step-Up to a maximum of 1.40%). Like the Single Life version of the Lifetime Withdrawal Guarantee rider, the Joint Life version must be elected at the time you purchase the contract, and the owner (or oldest joint owner) must be age 85 or younger. Under the Joint Life version, when the owner of the contract dies (or when the first joint owner dies), the Lifetime Withdrawal Guarantee rider will automatically remain in effect only if the spouse is the primary beneficiary and elects to continue the contract under the spousal continuation provisions. (See "Death Benefit -- Spousal Continuation.") If the spouse is younger than age 59 1/2 when he or she elects to continue the contract, the spouse will receive the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted. If the spouse is age
59 1/2 or older when he or she elects to continue the contract, the spouse will receive the Annual Benefit Payment each year for the remainder of his or her life.

CANCELLATION AND GUARANTEED PRINCIPAL ADJUSTMENT. You may elect to cancel the Lifetime Withdrawal Guarantee rider on the contract anniversary every five contract years for the first 15 contract years and annually thereafter. We must receive your cancellation request within 30 days following the eligible contract anniversary in accordance with our Administrative Procedures (currently we require you to submit your request in writing to our Annuity Service Center). The cancellation will take effect upon our receipt of your request. If cancelled, the Lifetime Withdrawal Guarantee rider will terminate, we will no longer deduct the Lifetime Withdrawal Guarantee rider charge, and the investment allocation restrictions described above will no longer apply. The variable annuity contract, however, will continue.

If you cancel the Lifetime Withdrawal Guarantee rider on the fifteenth contract anniversary or any eligible contract anniversary thereafter, we will add a Guaranteed Principal Adjustment to your account value. The Guaranteed Principal


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Adjustment is intended to restore your initial investment in the contract in the case of poor investment performance. The Guaranteed Principal Adjustment is equal to (a) - (b) where:

      (a)is purchase payments credited within 120 days of the date that we issued the contract, reduced proportionately by the percentage reduction in account value attributable to any partial withdrawals taken (including withdrawal charges); and

      (b)is the account value on the date of cancellation.

The Guaranteed Principal Adjustment will be added to each applicable investment portfolio in the ratio the portion of the account value in such investment portfolio bears to the total account value in all investment portfolios. The Guaranteed Principal Adjustment will never be less than zero.

Only purchase payments made during the first 120 days that you hold the contract are taken into consideration in determining the Guaranteed Principal Adjustment. Contract owners who anticipate making purchase payments after 120 days should understand that such payments will not increase the Guaranteed Principal Adjustment. Purchase payments made after 120 days are added to your account value and impact whether or not a benefit is due. Therefore, the Lifetime Withdrawal Guarantee may not be appropriate for you if you intend to make additional purchase payments after the 120 day period and are purchasing the Lifetime Withdrawal Guarantee for its Guaranteed Principal Adjustment feature.

TERMINATION OF THE LIFETIME WITHDRAWAL GUARANTEE RIDER. The Lifetime Withdrawal Guarantee rider will terminate upon the earliest of:

 (1)the date of a full withdrawal of the account value (a pro rata portion of the rider charge will be assessed);

 (2)the date all of the account value is applied to an annuity option (a pro rata portion of the rider charge will be assessed);

 (3)the date there are insufficient funds to deduct the Lifetime Withdrawal Guarantee rider charge from the account value;

 (4)death of the owner or joint owner (or the annuitant if the owner is a non-natural person), except where the contract is issued under the Joint Life version of the Lifetime Withdrawal Guarantee, the primary beneficiary is the spouse, and the spouse elects to continue the contract under the spousal continuation provisions of the contract;

 (5)change of the owner or joint owner for any reason (a pro rata portion of the rider charge will be assessed), subject to our administrative procedures;

 (6)the effective date of the cancellation of the rider; or

 (7)termination of the contract to which the rider is attached (a pro rata portion of the rider charge will be assessed, except for a termination due to death).

Once the rider is terminated, the Lifetime Withdrawal Guarantee rider charge will no longer be deducted and the Lifetime Withdrawal Guarantee investment allocation restrictions will no longer apply.

ADDITIONAL INFORMATION. The Lifetime Withdrawal Guarantee rider may affect the death benefit available under your contract. If the owner or joint owner should die while the Lifetime Withdrawal Guarantee rider is in effect, an additional death benefit amount will be calculated under the Lifetime Withdrawal Guarantee rider which can be taken in a lump sum. The Lifetime Withdrawal Guarantee death benefit amount that may be taken as a lump sum will be equal to total purchase payments less any partial withdrawals. If this death benefit amount is greater than the death benefit provided by your contract, and if withdrawals in each contract year did not exceed the Annual Benefit Payment, then this death benefit amount will be paid instead of the death benefit provided by the contract. All other provisions of your contract's death benefit will apply.

Alternatively, the beneficiary may elect to receive the Remaining Guaranteed Withdrawal Amount as a death benefit in which case we will pay the Remaining Guaranteed Withdrawal Amount on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Remaining Guaranteed Withdrawal Amount is exhausted. This death benefit will be paid instead of the applicable contractual death benefit (the standard death benefit, the additional death benefit amount calculated under the Lifetime Withdrawal Guarantee as described above, or the Annual Step-Up death benefit, Compounded-Plus death benefit, or Earnings Preservation Benefit, if those benefits had been purchased by the owner(s)). Otherwise, the provisions of those contractual death benefits will determine the amount of the death benefit. Except as may be required by the Internal Revenue Code, an annual payment will not exceed the Annual Benefit Payment. If your beneficiary dies while such payments are made, we will continue making the payments to the beneficiary's estate unless we have agreed to another payee in writing.

We reserve the right to accelerate any payment that is less than $500 or to comply with requirements under the Internal Revenue Code (including minimum distribution requirements for IRAs and other contracts subject to
Section 401(a)(9) of the Internal Revenue Code and nonqualified contracts subject to Section 72(s)). If you terminate the Lifetime Withdrawal Guarantee rider because (1) you make a total withdrawal of your account value; (2) your account value is insufficient to pay the Lifetime Withdrawal Guarantee rider charge; or (3) the contract owner dies, except where the beneficiary or joint owner is the spouse of the owner and the spouse elects to continue the contract, you may not make additional purchase payments under the contract.

(See Appendix E for examples of the GWB riders.)

7.  APPENDIX E -- GUARANTEED WITHDRAWAL BENEFIT EXAMPLES

Add the following at the end of APPENDIX E:

 J. Lifetime Withdrawal Guarantee

   1. When Withdrawals Do Not Exceed the Annual Benefit Payment

   Assume that a contract had an initial purchase payment of $100,000. The initial account value would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 x 5%).

   Assume that $5,000 is withdrawn each year, beginning before the contract owner attains age 59 1/2. The Remaining Guaranteed Withdrawal Amount is reduced by $5,000 each year as withdrawals are taken (the Total Guaranteed Withdrawal Amount is not reduced by these withdrawals). The Annual Benefit Payment of $5,000 is guaranteed to be received until the Remaining Guaranteed Withdrawal Amount is depleted, even if the account value is reduced to zero.

   If the first withdrawal is taken after age 59 1/2, then the Annual Benefit Payment of $5,000 is guaranteed to be received for the owner's lifetime, even if the Remaining Guaranteed Withdrawal Amount and the account value are reduced to zero.

                                    [CHART]
                                               Remaining
   Annual                                      Guaranteed      Guaranteed
   Benefit      Cumulative      Account        Withdrawal      Withdrawal
   Payment      Withdrawals      Value           Amount         Amount
  ---------    -------------  -----------      ----------     ------------
    $5,000       $  5,000      $100,000       $100,000        $100,000
     5,000         10,000        90,250         95,000         100,000
     5,000         15,000        80,987.5       90,000         100,000
     5,000         20,000        72,188.13      85,000         100,000
     5,000         25,000        63,828.72      80,000         100,000
     5,000         30,000        55,887.28      75,000         100,000
     5,000         35,000        48,342.92      70,000         100,000
     5,000         40,000        41,175.77      65,000         100,000
     5,000         45,000        34,366.98      60,000         100,000
     5,000         50,000        27,898.63      55,000         100,000
     5,000         55,000        21,753.7       50,000         100,000
     5,000         60,000        15,916.02      45,000         100,000
     5,000         65,000        10,370.22      40,000         100,000
     5,000         70,000         5,101.706     35,000         100,000
     5,000         75,000            96.62093   30,000         100,000
     5,000         80,000             0              0         100,000
     5,000         85,000             0              0         100,000
     5,000         90,000             0              0         100,000
     5,000         95,000             0              0         100,000
     5,000        100,000             0              0         100,000



   2. When Withdrawals Do Exceed the Annual Benefit Payment

   Assume that a contract had an initial purchase payment of $100,000. The initial account value would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 X 5%).

   Assume that the Remaining Guaranteed Withdrawal Amount is reduced to $95,000 due to a withdrawal of $5,000 in the first year. Assume the account value was further reduced to $75,000 at year two due to poor market performance. If you withdrew $10,000 at this time, your account value would be reduced to $75,000 - $10,000 = $65,000. Your Remaining Guaranteed Withdrawal Amount would be reduced to $95,000 - $10,000 = $85,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $5,000 and the resulting Remaining Guaranteed Withdrawal Amount would be greater than the resulting account value, there would be an additional reduction to the Remaining Guaranteed Withdrawal Amount. The Remaining Guaranteed Withdrawal Amount after the withdrawal would be set equal to the account value after the withdrawal ($65,000). This new Remaining Guaranteed Withdrawal Amount of $65,000 would now be the amount guaranteed to be available to be withdrawn over time. The Total Guaranteed Withdrawal Amount would also be reduced to $65,000. The Annual Benefit Payment would be set equal to 5% X $65,000 = $3,250.

 K. 5% Compounding Income Amount

   Assume that a contract had an initial purchase payment of $100,000. The initial Remaining Guaranteed Withdrawal Amount would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, and the Annual Benefit Payment would be $5,000 ($100,000 X 5%).

   The Total Guaranteed Withdrawal Amount will increase by 5% of the previous year's Total Guaranteed Withdrawal Amount until the earlier of the first withdrawal or the 10th contract anniversary. The Annual Benefit Payment will be recalculated as 5% of the new Total Guaranteed Withdrawal Amount.

   If the first withdrawal is taken in the first contract year, then there would be no increase: the Total Guaranteed Withdrawal Amount would remain at $100,000 and the Annual Benefit Payment will remain at $5,000 ($100,000 X 5%).

   If the first withdrawal is taken in the second contract year, then the Total Guaranteed Withdrawal Amount would increase to $105,000 ($100,000 X 105%), and the Annual Benefit Payment would increase to $5,250 ($105,000 X 5%).

   If the first withdrawal is taken in the third contract year, then the Total Guaranteed Withdrawal Amount would increase to $110,250 ($105,000 X 105%), and the Annual Benefit Payment would increase to $5,513 ($110,250 X 5%).

   If the first withdrawal is taken after the 10th contract year, then the Total Guaranteed Withdrawal Amount would increase to $162,890 (the initial $100,000, increased by 5% per year, compounded annually for 10 years), and the Annual Benefit Payment would increase to $8,144 ($162,890 X 5%).

                                    [CHART]

                         Year                  Annual
                       of First                Benefit
                      Withdrawal               Payment
                     ------------            ------------
                          1                    $5,000
                          2                     5,250
                          3                     5,513
                          4                     5,788
                          5                     6,078
                          6                     6,381
                          7                     6,700
                          8                     7,036
                          9                     7,387
                         10                     7,757
                         11                     8,144

 L. Automatic Annual Step-Ups and 5% Compounding Income Amount (No Withdrawals)

   Assume that a contract had an initial purchase payment of $100,000. Assume that no withdrawals are taken.

   At the first contract anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $105,000 ($100,000 increased by 5%, compounded annually). Assume the account value has increased to $110,000 at the first contract anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $105,000 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 X 5%).

   At the second contract anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $115,500 ($110,000 increased by 5%, compounded annually). Assume the account value has increased to $120,000 at the second contract anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $115,500 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 X 5%).

   Provided that no withdrawals are taken, each year the Total Guaranteed Withdrawal Amount would increase by 5%, compounded annually, from the second contract anniversary through the ninth contract anniversary, and at that point would be equal to $168,852. Assume that during these contract years the account value does not exceed the Total Guaranteed Withdrawal Amount due to poor market performance. Assume the account value at the ninth contract anniversary has increased to $180,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $168,852 to $180,000 and reset the Annual Benefit Payment to $9,000 ($180,000 X 5%).

   At the 10th contract anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $189,000 ($180,000 increased by 5%, compounded annually). Assume the account value is less than $189,000. There is no Automatic Annual Step-Up since the account value is below the Total Guaranteed Withdrawal Amount; however, due to the 5% increase in the Total Guaranteed Withdrawal Amount, the Annual Benefit Payment is increased to $9,450 ($189,000 X 5%).

                                    [GRAPHIC]



II. ANNUITIZATION

In the "Guaranteed Withdrawal Benefit" section of the "LIVING BENEFITS" section of the prospectus, add the following prior to the "Guaranteed Minimum Accumulation Benefit" section:

At any time during the accumulation phase, you can elect to annuitize under current annuity rates in lieu of continuing any Guaranteed Withdrawal Benefit rider. For contracts issued on or after November 13, 2006, when the annuitant attains age 95, your contract must be annuitized. See "ANNUITY PAYMENTS (THE INCOME PHASE)--ANNUITY DATE", in the prospectus, as supplemented. At the required annuitization date you must select one of the following annuity income options:

   1) Annuitize the account value under the contract's annuity provisions. Annuitization may provide higher income amounts and/or different tax treatment than the payments received under a Guaranteed Withdrawal Benefit rider.

   2) Elect to receive the Annual Benefit Payment paid each year until the Benefit Base (for GWB I or Enhanced GWB) or Remaining Guaranteed Withdrawal Amount (for Lifetime Withdrawal Guarantee) is depleted.

   3) If eligible for lifetime withdrawals under the Lifetime Withdrawal Guarantee, elect to receive the Annual Benefit Payment paid each year until your death (or the later of your and your spousal beneficiary's death for joint life version.) If you (or you and your spousal beneficiary for joint life version) die before the Remaining Guaranteed Withdrawal Amount is depleted your beneficiaries will continue to receive payments equal to the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted.

   Since the annuity date at the time you purchase the contract is the later of age 90 of the annuitant or 10 years from contract issue date, you will need to make an election if you would like to extend your annuity date to age 95 of the annuitant. At the time of annuitization, you will need to select an annuity income option from one of the above referenced payout options (or any other annuity income option available under your contract) (see "Annuity Options" in the prospectus). The default annuity income option is a life annuity with 10 years of annuity payments guaranteed. We will increase your payments so your aggregate payments will not be less than what you would have received under a GWB rider including the Lifetime Withdrawal Guarantee.

III.OPTIONAL RESET FEATURE -- GMIB PLUS

1.  ANNUITY PAYMENTS (THE INCOME PHASE) -- DESCRIPTION OF GMIB PLUS

Replace the first two paragraphs in the subsection titled "Optional Reset" with the following:

OPTIONAL RESET. On each contract anniversary as permitted, you may elect to reset the Annual Increase Amount to the account value. Such a reset may be beneficial if your account value has grown at a rate above the 5% accumulation rate on the Annual Increase Amount. However, resetting the Annual Increase Amount will increase your waiting period for exercising the GMIB Plus by restarting the waiting period, and the GMIB Plus rider charge will be reset to the fee we charge new contract purchasers for GMIB Plus at that time. An Optional Reset is permitted only if: (1) the account value exceeds the Annual Increase Amount immediately before the reset; and (2) the owner (or oldest joint owner or annuitant if the contract is owned by a non-natural person) is not older than age 75 on the date of the Optional Reset.

  . IF YOU PURCHASED YOUR CONTRACT ON OR AFTER FEBRUARY 27, 2006, you may elect either, 1) a one-time Optional Reset at any contract anniversary provided the above requirements are met, or 2) Optional Resets to occur under the Automatic Annual Step-Up. If you elect Automatic Annual Step-Ups, on any contract anniversary while this election is in effect, the Annual Increase Amount will reset to the account value automatically, provided the above requirements are met. The same conditions described above will apply to each automatic step-up. You may discontinue this election at any time by notifying us in writing, at our Annuity Service Center (or by any other method acceptable to us), at least 30 days prior to the contract anniversary on which a reset may otherwise occur. Otherwise, it will remain in effect through the seventh contract anniversary following the date you make this election, at which point you must make a new election if you want Automatic Annual Step-Ups to continue. If you discontinue or do not re-elect the Automatic Annual Step-Ups, no Optional Reset will occur automatically on any subsequent contract anniversary unless you make a new election under the terms described above.

  . IF YOU PURCHASED YOUR CONTRACT BEFORE FEBRUARY 27, 2006, you may elect an Optional Reset on any contract anniversary on or after the third contract anniversary and at any subsequent contract anniversary as long as it has been at least three years since the last Optional Reset, provided all other requirements are met.

We must receive your request to elect the Optional Reset in writing, at our Annuity Service Center, or by any other method acceptable to us. We must receive your request prior to the contract anniversary for an Optional Reset to occur on that contract anniversary. We reserve the right to prohibit an Optional Reset if we no longer offer this benefit for this class of contract. We are waiving this right with respect to purchasers of the contract offered by this prospectus who elect or have elected the GMIB Plus rider and will allow Optional Resets to those purchasers even if this benefit is no longer offered for this class of contract.

2.  APPENDIX D -- GUARANTEED MINIMUM INCOME BENEFIT EXAMPLES

Add the following as a new item at the end of Appendix D:

 (6)OPTIONAL RESET: AUTOMATIC ANNUAL STEP-UP -- GMIB PLUS

   Assume your initial investment is $100,000 and no withdrawals are taken. The 5% Annual Increase Amount increases to $105,000 on the first anniversary ($100,000 increased by 5% per year, compounded annually). Assume your account value at the first contract anniversary is $110,000 due to good market performance, and you elected Optional Resets to occur under the Automatic Annual Step-Up feature prior to the first contract anniversary. Because your account value is higher than your 5% Annual Increase Amount, an Optional Reset will automatically occur.

   The effect of the Optional Reset is:

      (1)The 5% Annual Increase Amount automatically resets from $105,000 to $110,000;

      (2)The 10-year waiting period to annuitize the contract under the Guaranteed Minimum Income Benefit is reset to 10 years from the first contract anniversary;

      (3)The GMIB Plus rider charge is reset to the fee we charge new contract owners for GMIB Plus at that time; and

      (4)The Guaranteed Principal Option can still be elected on the 10th contract anniversary.

   The 5% Annual Increase Amount increases to $115,500 on the second anniversary ($110,000 increased by 5% per year, compounded annually). Assume your account value at the second contract anniversary is $120,000 due to good market performance, and you have not discontinued the Automatic Annual Step-Up feature. Because your account value is higher than your 5% Annual Increase Amount, an Optional Reset will automatically occur.

   The effect of the Optional Reset is:

      (1)The 5% Annual Increase Amount automatically resets from $115,500 to $120,000;

      (2)The 10-year waiting period to annuitize the contract under the Guaranteed Minimum Income Benefit is reset to 10 years from the second contract anniversary;

      (3)The GMIB Plus rider charge is reset to the fee we charge new contract owners for GMIB Plus at that time; and

      (4)The Guaranteed Principal Option can still be elected on the 10th contract anniversary.

   Assume your account value increases by $10,000 at each contract anniversary in years three through seven. At each contract anniversary, your account value would exceed the 5% Annual Increase Amount and an Optional Reset would automatically occur (provided you had not discontinued the Automatic Annual Step-Up feature, and other requirements were met).

   The effect of each Optional Reset is:

      (1)The 5% Annual Increase Amount automatically resets to the higher account value;

      (2)The 10-year waiting period to annuitize the contract under the Guaranteed Minimum Income Benefit is reset to 10 years from the date of the Optional Reset;

      (3)The GMIB Plus rider charge is reset to the fee we charge new contract owners for GMIB Plus at that time; and

      (4)The Guaranteed Principal Option can still be elected on the 10th contract anniversary.

   After the seventh contract anniversary, the initial Automatic Annual Step-Up election expires. Assume you do not make a new election of the Automatic Annual Step-Up.

   The 5% Annual Increase Amount increases to $178,500 on the eighth anniversary ($170,000 increased by 5% per year, compounded annually). Assume your account value at the eighth contract anniversary is $160,000 due to poor market performance. An Optional Reset is not permitted because your account value is lower than your 5% Annual Increase Amount. However, because the Optional Reset has locked-in previous gains the 5% Annual Increase
   Amount remains at $178,500 despite poor market performance, and, provided the rider continues in effect, will continue to grow at 5% annually (subject to adjustments for additional purchase payments and/or withdrawals) through the contract anniversary on or after your 85/th/ birthday. Also, please note:

      (1)The 10-year waiting period to annuitize the contract under the Guaranteed Minimum Income Benefit remains at the 17th contract anniversary (10 years from the date of the last Optional Reset);

      (2)The GMIB Plus rider charge remains at its current level; and

      (3)The Guaranteed Principal Option can still be elected on the 10th contract anniversary.

                                    [CHART]



IV. TERMINATION -- GMIB I

1.  ANNUITY PAYMENTS (THE INCOME PHASE) -- DESCRIPTION OF GMIB I

MetLife Investors USA currently waives the contractual requirement that terminates the GMIB I rider in the event of death of the owner in circumstances where the spouse of the owner elects to continue the contract. (See "Death Benefit -- General Death Benefit Provisions.") In such event, the GMIB I rider will automatically continue unless the spouse elects to terminate the rider. We are permanently waiving this requirement with respect to purchasers of the contract offered by this prospectus who have elected the GMIB I rider.

V.  PARENT COMPANY CHANGE FOR METLIFE INVESTORS USA

1.  OTHER INFORMATION -- METLIFE INVESTORS USA

In the subsection titled "MetLife Investors USA," replace the fourth sentence of the first paragraph with the following:

   On October 11, 2006, MetLife Investors USA became a wholly-owned subsidiary of MetLife Insurance Company of Connecticut.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

         Distributor:
         MetLife Investors Distribution Company Telephone: 800-343-8496
         5 Park Plaza, Suite 1900
         Irvine, CA 92614